UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Item 1: Reports to Shareholders

Vanguard Explorer™ Fund
Annual Report

October 31, 2010

> For the fiscal year ended October 31, 2010, Vanguard Explorer Fund returned about 28%.

> The fund trailed its benchmark, the Russell 2500 Growth Index, for the period, but slightly outperformed its peer group.

> The fund benefited from positive results in all ten stock sectors, but information technology and consumer discretionary holdings were the biggest contributors to performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010
Total
Returns
Vanguard Explorer Fund
Investor Shares	27.74%
Admiral™ Shares	27.98
Russell 2500 Growth Index	28.76
Small-Cap Growth Funds Average	27.45

Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$51.77	$66.02	$0.098	$0.000
Admiral Shares	48.21	61.50	0.175	0.000

Chairman’s Letter

Dear Shareholder,

The fiscal year ended October 31, 2010, was a phenomenal one for small-capitalization stocks, which significantly outperformed their large-cap counterparts. Small-cap growth stocks performed particularly well and led Vanguard Explorer Fund to an impressive gain of about 28% for the period. Despite its strong absolute performance, the fund lagged its benchmark, the Russell 2500 Growth Index, by about 1 percentage point. However, the fund bested the average return of small-cap growth funds for the period.

Please note that in August the Explorer Fund’s board of trustees restructured the fund’s investment advisory team, removing AXA Rosenberg as an advisor and apportioning the assets it had managed to several of the six remaining advisors. The restructuring did not affect the Explorer Fund’s primary investment objective or strategy.

On another topic, in October Vanguard broadened the availability of our Admiral Shares, which typically carry a lower expense ratio than Investor Shares. We reduced the minimum investment for Admiral Shares in most of our actively managed funds from $100,000 to $50,000 as part of our ongoing efforts to lower the cost of investing for our clients.

Note: If you own shares of the Explorer Fund in a taxable account, you may wish to review information about the fund’s after-tax returns later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

An impressive year for small-cap growth stocks
Vanguard Explorer Fund invests in small U.S. companies that have the potential to grow. Because it focuses on smaller companies, Explorer’s returns tend to be more volatile than those of funds investing in larger-cap stocks. However, the fund’s use of multiple advisors with diverse strategies, as well as its broad exposure to small-cap growth stocks, can help mitigate the risk that may come from investing in this often-volatile segment of the market.

For the fiscal year ended October 31, small- and mid-sized stocks significantly outperformed the broad market. Within the small-cap arena, growth stocks outperformed their value counterparts. Given this investment environment, the Investor Shares of the Explorer Fund returned 27.74% for the 12 months.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.54%	0.34%	1.64%

The fund expense ratios shown are from the prospectus dated October 14, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratios were 0.49% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Small-Cap Growth Funds.

The fund posted double-digit gains in all sectors of the market. Although its overall return was impressive, the advisors’ stock selection in some sectors hindered the fund’s performance relative to its benchmark.

Information technology was the biggest contributor to the fund’s gain for the year. Explorer’s most heavily weighted sector—which accounted for about 27% of assets, on average, during the period—added more than 9 percentage points to the total return. However, the fund’s tech holdings lagged the sector’s return in the benchmark, as the advisors’ stock selections failed to keep pace. Notable culprits were the fund’s semiconductor stocks, which posted disappointing results.

Improved consumer confidence helped boost consumer stocks across the board, including holdings in hotels, restaurants, providers of luxury goods, and auto parts and equipment firms. Strong stock selection in the health care sector—most notably among health care equipment and biotech-nology firms—also boosted performance. In industrials, equipment and machinery companies rose on news of high demand in emerging markets, most notably China.

Relative to the benchmark index, the fund lost ground in the energy and financial sectors, where the advisors’ selections did not rise as far as the index groups. In energy, holdings in oil and gas exploration and production companies weighed on returns, while in financials, insurance companies were the biggest laggards.

Total Returns
Ten Years Ended October 31, 2010
Average
Annual Return
Explorer Fund Investor Shares	3.58%
Russell 2500 Growth Index	1.49
Small-Cap Growth Funds Average	0.11
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s long-term record is solid, despite volatile times
Although it lagged its benchmark index in the past 12 months, Vanguard Explorer Fund remains ahead over the long term. For the ten years ended October 31, the fund’s Investor Shares posted an average annual return of 3.58%, outperforming both the index (+1.49%) and the average return of competing small-cap growth funds (+0.11%) over that period.

Although the fund’s ten-year returns may not seem impressive at first glance, keep in mind the period that they represent. This was a decade in which the stock market experienced giddy highs but also endured steep plunges, not to mention the deepest recession since the Great Depression.

For the period, the fund outperformed the broad U.S. stock market, which returned an average of 1.02% per year.

The Explorer Fund’s solid long-term performance is a tribute to the skill and knowledge of its multiple advisors. As a shareholder, you have also benefited from the fund’s low costs, which allow you to keep more of its returns.

Regardless of market conditions, stay focused on the future
The ups and downs of the stock market seem all too familiar these days. Although this volatility can be nerve-wracking, it’s also a good reminder that you shouldn’t let such unpredictability unduly influence your long-term investment strategy.

Vanguard encourages you to create a plan that includes a mix of stocks, bonds, and short-term investments appropriate for your goals and risk tolerance—and to stick with that plan, regardless of market conditions.

A well-balanced portfolio can help cushion some of the market’s downward swings while allowing you to participate in its long-term potential for growth. With its low costs and broad diversification among small-cap growth stocks, Vanguard Explorer Fund can play an important role in such an investment plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 15, 2010

Advisors’ Report

For the 12 months ended October 31, 2010, Vanguard Explorer Fund returned almost 28% for both share classes. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table following this report lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2010.

Granahan Investment Management, Inc.

Portfolio Manager:
Jack Granahan, CFA, Managing Partner

Most of this fiscal year’s gain occurred in the first six months, though we did see continuing, albeit more volatile, gains in the latter half. One could read the recent volatility as reflecting summer fears of a double-dip recession being replaced by an initially optimistic interpretation of the latest easing by the Federal Reserve. The fragility of foreign currency relationships remains a challenge internationally, and high unemployment and weak housing conditions remain problems domestically.

On the company level, our portfolio has seen generally strong sales and earnings trends in 2010 as compared with 2009; last year managements produced earnings through effective cost controls, but this year we have seen top-line growth as well. Sales acceleration has been most pronounced in our technology, durables, and, recently, energy sector holdings.

Successes: Six of our nine sectors produced positive performance relative to the benchmark. Technology and health care, our two largest sectors, contributed the most. In technology, performance typically reflected the sector’s strong earnings growth; Acme Packet and Riverbed Technology were leaders. In health care, improving prospects for new products were important, as exemplified by Edwards Lifesciences, Nektar Therapeutics, and Seattle Genetics.

Shortfalls: Poor selection hurt us in the consumer discretionary and financial services sectors. Videogame retailer GameStop, despite market share gain, was hindered by negative psychology associated with digital downloading. We added to our position. In financials, Euronet Worldwide penalized results over the year, though performance improved in recent months as the company’s earnings stabilized in a difficult money-transfer environment; we added to the position.

Wellington Management Company, llp

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

U.S. equities rebounded in the fiscal year as investors shrugged off concerns about the pace of economic growth. Strong corporate earnings, a rebound in growth in China, and robust merger-and-acquisition activity helped fuel stocks’ more recent rise.

Successes: Our portion of the fund benefited from security selection in the consumer discretionary sector, with positive performance from holdings such as TRW Automotive, Tenneco, and The Cheesecake Factory. TRW and Tenneco, producers of vehicle components, reported better-than-expected results thanks to rebounding global demand. TRW’s management also raised its revenue guidance, citing reduced costs, new business wins, and higher levels of vehicle production.

Shortfalls: Conversely, our primary detractors in the fiscal year were information technology and energy holdings, including Comstock Resources and SunPower. Shares of Comstock declined after the company announced it would not be able to clear its backlog of wells awaiting completion until early 2011, causing a drop in production levels. Despite its technology leadership, SunPower has suffered along with the rest of the solar industry, and recent earnings have continued to disappoint.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and Chief Investment Officer

The summer market correction turned into a rally as fear of a double-dip recession waned in favor of a vision of continuing slow growth, reinforced by new monetary stimulus from the Federal Reserve. Because overall growth may be challenging, our research has concentrated on companies better able to gain market share and improve margins, thus producing strong differentiated earnings growth.

Successes: Examples of such successful holdings included The Cooper Companies, the worldwide contact lens provider, which benefited from significant improvement in manufacturing efficiency and enhanced market share. Other good performers included Rovi, whose interactive video guides are gaining sales among cable operators and entertainment hardware manufacturers, and O’Reilly Automotive, the well-managed auto parts distributor, which benefited from margin improvement in a large acquisition.

Shortfalls: Problematic holdings have been our natural gas exploration and production companies, which expanded reserves strongly, but suffered from declining gas prices. GameStop, the world’s largest videogame retailer, was also a laggard; the company has recently been threatened by direct-to-consumer Web downloads.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

The investment environment remained volatile during the fiscal year. A strong first half foundered on the European debt crisis and concerns over future growth in the United States. The Federal Reserve’s quantitative easing program kicked off a strong conclusion to the year in the final two months. Broad, macro themes dominated investor behavior and caused rapid swings in returns. Value-oriented stocks in the Russell 2500 Growth Index lagged growth stocks slightly, while large-capitalization companies underperformed smaller-caps.

Successes: Our quantitative process was successful for the period. Of the five themes in our model, we enjoyed strong performance from our valuation and management-decisions themes and positive results in our quality and growth themes.

Shortfalls: Our market sentiment indicator lagged for the year.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

Investors have become more discerning about quality and growth as domestic and global economies labor along a path of uneven recovery. During the period, valuations normalized for many companies that were badly hurt in the recession, but now the market shows a renewed focus on identifying companies capable of maintaining sales growth and margin expansion into the coming year. The result could be a narrow group of companies leading market performance.

Our research remains oriented toward companies that executed well during the latest period of turbulence, emerged with stronger franchises and enhanced profit margins, and are well positioned to maintain distance from competitors over time. These are the key characteristics of our time-tested, bottom-up approach to small- and mid-cap growth investing.

Successes: Stock selection within business services and technology added value, along with an overweighted position in technology. IT services stocks (VanceInfo Technologies and Sapient) were especially strong. NetApp, a data management and storage solutions provider, also outperformed.

Shortfalls: The only sectors that materially detracted from performance were consumer and financial services. Stock selection disappointed in consumer services, namely in recreational products (WMS Industries) and department stores (Kohl’s). Overweighted exposure in financials hurt performance.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Chief Investment Officer and Managing Partner

The stock market extended its move to the upside. There was a tug of war along the way, with improving economic and company fundamentals on one side versus concerns about unemployment, debt-related stress points in Europe, and the longer-term strength of the economic recovery on the other. Most of the economic data released recently has reinforced the notion that the economy is growing, albeit very slowly, calming concerns about the possibility of a double-dip recession. The Federal Reserve’s August announcement that it would try to bolster the economy by buying long-term Treasury bonds was a catalyst for stocks.

Successes: Consumer discretionary was our best-performing sector for the period, led by priceline.com and Monro Muffler Brake. Health care stocks also contributed, particularly Bruker and SXC Health Solutions.

Shortfalls: Materials and telecommunication services were our weakest sectors for the period. Detractors included Schnitzer Steel Industries, Greif, and Neutral Tandem.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	28	2,527	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Wellington Management	22	2,035	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	20	1,850	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Vanguard Quantitative Equity	10	870	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Chartwell Investment Partners,	9	851	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Century Capital Management,	9	792	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Cash Investments	2	228	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.54%	0.34%
30-Day SEC Yield	0.00%	0.16%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	661	1,564	3,920
Median Market Cap	$2.1B	$2.2B	$28.5B
Price/Earnings Ratio	24.6x	26.5x	16.9x
Price/Book Ratio	2.6x	3.4x	2.2x
Return on Equity	12.8%	14.4%	19.2%
Earnings Growth Rate	10.0%	8.7%	6.5%
Dividend Yield	0.5%	0.6%	1.8%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	82%	—	—
Short-Term Reserves	2.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	15.3%	19.2%	11.8%
Consumer Staples	3.2	2.8	10.0
Energy	4.6	4.6	9.8
Financials	7.1	7.1	16.3
Health Care	18.3	15.8	11.0
Industrials	17.8	17.7	11.1
Information
Technology	27.3	23.9	19.4
Materials	4.3	6.8	4.4
Telecommunication
Services	1.3	1.8	2.8
Utilities	0.8	0.3	3.4

Volatility Measures
		DJ
		U.S. Total
	Russell 2500	Market
	Growth Index	Index
R-Squared	1.00	0.94
Beta	0.95	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Kennametal Inc.	Industrial
	Machinery	0.9%
Bruker Corp.	Life Sciences Tools
	& Services	0.8
TiVo Inc.	Application
	Software	0.7
Cooper Cos. Inc.	Health Care
	Supplies	0.7
O'Reilly Automotive Inc.	Automotive Retail	0.7
WMS Industries Inc.	Casinos & Gaming	0.7
Sapient Corp.	IT Consulting &
	Other Services	0.6
MICROS Systems Inc.	Systems Software	0.6
Rovi Corp.	Systems Software	0.6
Alliance Data Systems,	Data Processing &
Corp.	Outsourced
	Services	0.6
Top Ten		6.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated October 14, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratios were 0.49% for Investor Shares and 0.32% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Explorer Fund Investor Shares	27.74%	2.76%	3.58%	$14,217
••••••••	Dow Jones U.S. Total Stock Market
	Index	19.04	2.52	1.02	11,073
– – – –	Russell 2500 Growth Index	28.76	4.55	1.49	11,594
	Small-Cap Growth Funds Average	27.45	2.49	0.11	10,114
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Explorer Fund Admiral Shares	27.98%	2.94%	5.81%	$82,953
Dow Jones U.S. Total Stock Market
Index	19.04	2.52	3.95	70,752
Russell 2500 Growth Index	28.76	4.55	5.89	83,516
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	15.96%	1.36%	2.82%
Admiral Shares	11/12/2001	16.17	1.54	5.41[1]
1 Return since inception.

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	O’Reilly Automotive Inc.	1,044,657	61,112	0.7%
*	WMS Industries Inc.	1,374,959	59,989	0.7%
*	LKQ Corp.	2,220,820	48,281	0.5%
*	GameStop Corp. Class A	2,114,815	41,577	0.5%
	Williams-Sonoma Inc.	1,263,499	40,899	0.4%
*	DreamWorks Animation SKG Inc. Class A	1,111,200	39,225	0.4%
	DeVry Inc.	789,395	37,780	0.4%
*	Life Time Fitness Inc.	1,034,865	37,390	0.4%
	Cinemark Holdings Inc.	2,086,900	36,625	0.4%
*	CarMax Inc.	1,142,970	35,421	0.4%
	Consumer Discretionary—Other †		886,402	9.7%
			1,324,701	14.5%
Consumer Staples
	Ruddick Corp.	1,338,260	46,705	0.5%
	Herbalife Ltd.	728,035	46,492	0.5%
	Consumer Staples—Other †		185,822	2.0%
			279,019	3.0%

Energy †			390,607	4.3%

Exchange-Traded Funds
^,1	Vanguard Small-Cap ETF	1,165,083	76,930	0.8%
^	iShares Russell 2000 Index Fund	864,155	60,759	0.7%
^,1	Vanguard Small-Cap Growth ETF	713,200	49,860	0.5%
			187,549	2.0%

Financials †			588,403	6.4%

Health Care
*	Bruker Corp.	4,825,343	72,332	0.8%
	Cooper Cos. Inc.	1,265,010	62,416	0.7%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
*	Mettler-Toledo International Inc.	395,504	51,637	0.6%
*	ResMed Inc.	1,440,450	45,907	0.5%
*	Coventry Health Care Inc.	1,939,501	45,423	0.5%
*	Nektar Therapeutics	3,095,206	45,097	0.5%
*	Seattle Genetics Inc.	2,688,254	44,060	0.5%
*	Regeneron Pharmaceuticals Inc.	1,491,700	38,904	0.4%
*	Health Management Associates Inc. Class A	4,459,300	35,719	0.4%
	DENTSPLY International Inc.	1,134,100	35,599	0.4%
*,2	ABIOMED Inc.	1,949,700	20,101	0.2%
	Health Care—Other †		1,102,505	12.0%
			1,599,700	17.5%
Industrials
	Kennametal Inc.	2,424,655	82,778	0.9%
	MSC Industrial Direct Co. Class A	832,805	47,420	0.5%
*	Genesee & Wyoming Inc. Class A	960,130	44,387	0.5%
*,2	Beacon Roofing Supply Inc.	2,637,676	38,932	0.4%
*	Stericycle Inc.	530,255	38,040	0.4%
	Watsco Inc.	678,810	37,993	0.4%
	AMETEK Inc.	655,565	35,433	0.4%
	Industrials—Other †		1,223,825	13.4%
			1,548,808	16.9%
Information Technology
*	TiVo Inc.	5,805,460	64,673	0.7%
	Sapient Corp.	4,512,947	59,390	0.7%
*	MICROS Systems Inc.	1,297,555	58,896	0.7%
*	Rovi Corp.	1,151,635	58,330	0.6%
*,^	Alliance Data Systems Corp.	918,861	55,793	0.6%
*	VeriFone Systems Inc.	1,509,665	51,072	0.6%
*	Netlogic Microsystems Inc.	1,650,518	49,615	0.6%
*	Microsemi Corp.	2,435,885	48,718	0.5%
*	Ariba Inc.	2,554,496	47,973	0.5%
*	Polycom Inc.	1,414,180	47,771	0.5%
*	Teradyne Inc.	4,175,583	46,934	0.5%
*	Informatica Corp.	1,085,936	44,187	0.5%
*	Trimble Navigation Ltd.	1,113,280	39,900	0.4%
*	NICE Systems Ltd. ADR	1,180,946	39,550	0.4%
*	Atmel Corp.	4,349,345	38,535	0.4%
*	Parametric Technology Corp.	1,768,735	37,975	0.4%
*	Compellent Technologies Inc.	1,455,220	36,773	0.4%
*	WebMD Health Corp.	681,241	35,615	0.4%
	Information Technology—Other †		1,526,026	16.7%
			2,387,726	26.1%
Materials
	Sensient Technologies Corp.	1,640,300	52,998	0.6%
	Albemarle Corp.	866,370	43,431	0.5%
	Silgan Holdings Inc.	1,059,800	35,768	0.4%
	Materials—Other †		241,073	2.6%
			373,270	4.1%

Telecommunication Services †			113,384	1.2%

Utilities †			61,137	0.7%
Total Common Stocks (Cost $7,141,277)			8,854,304	96.7%[3]

Explorer Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
4,5 Vanguard Market Liquidity Fund	0.237%	393,493,446	393,493	4.3%

Repurchase Agreement †			9,700	0.1%

6 U.S. Government and Agency Obligations †			32,972	0.4%
Total Temporary Cash Investments (Cost $436,155)			436,165	4.8%[3]
Total Investments (Cost $7,577,432)			9,290,469	101.5%
Other Assets and Liabilities
Other Assets			141,509	1.5%
Liabilities[5]			(278,659)	(3.0%)
			(137,150)	(1.5%)
Net Assets			9,153,319	100.0%

Explorer Fund

At October 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	9,008,516
Overdistributed Net Investment Income	(1,300)
Accumulated Net Realized Losses	(1,571,963)
Unrealized Appreciation (Depreciation)
Investment Securities	1,713,037
Futures Contracts	5,029
Net Assets	9,153,319

Investor Shares—Net Assets
Applicable to 95,267,571 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,289,699
Net Asset Value Per Share—Investor Shares	$66.02

Admiral Shares—Net Assets
Applicable to 46,563,354 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,863,620
Net Asset Value Per Share—Admiral Shares	$61.50

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $115,387,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 3.7%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $118,966,000 of collateral received for securities on loan.
6 Securities with a value of $32,972,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1,2]	55,617
Interest[2]	772
Security Lending	3,663
Total Income	60,052
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,577
Performance Adjustment	(1,184)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,104
Management and Administrative—Admiral Shares	2,567
Marketing and Distribution—Investor Shares	1,393
Marketing and Distribution—Admiral Shares	608
Custodian Fees	215
Auditing Fees	37
Shareholders’ Reports—Investor Shares	128
Shareholders’ Reports—Admiral Shares	53
Trustees’ Fees and Expenses	18
Total Expenses	38,516
Expenses Paid Indirectly	(347)
Net Expenses	38,169
Net Investment Income	21,883
Realized Net Gain (Loss)
Investment Securities Sold[2]	650,468
Futures Contracts	15,805
Foreign Currencies	(185)
Realized Net Gain (Loss)	666,088
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,399,322
Futures Contracts	7,315
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	1,406,632
Net Increase (Decrease) in Net Assets Resulting from Operations	2,094,603

1 Dividends are net of foreign withholding taxes of $118,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $916,000, $687,000, and ($581,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,883	30,983
Realized Net Gain (Loss)	666,088	(1,403,808)
Change in Unrealized Appreciation (Depreciation)	1,406,632	2,384,574
Net Increase (Decrease) in Net Assets Resulting from Operations	2,094,603	1,011,749
Distributions
Net Investment Income
Investor Shares	(10,678)	(31,118)
Admiral Shares	(7,955)	(17,117)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(18,633)	(48,235)
Capital Share Transactions
Investor Shares	(865,430)	(49,810)
Admiral Shares	13,342	(33,340)
Net Increase (Decrease) from Capital Share Transactions	(852,088)	(83,150)
Total Increase (Decrease)	1,223,882	880,364
Net Assets
Beginning of Period	7,929,437	7,049,073
End of Period[1]	9,153,319	7,929,437
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,300,000) and ($4,365,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$51.77	$45.54	$83.93	$80.26	$76.67
Investment Operations
Net Investment Income	.109	.178	.295	.362	.302
Net Realized and Unrealized Gain (Loss)
on Investments	14.239	6.334	(31.589)	11.052	9.724
Total from Investment Operations	14.348	6.512	(31.294)	11.414	10.026
Distributions
Dividends from Net Investment Income	(.098)	(.282)	(.310)	(.320)	(.230)
Distributions from Realized Capital Gains	—	—	(6.786)	(7.424)	(6.206)
Total Distributions	(.098)	(.282)	(7.096)	(7.744)	(6.436)
Net Asset Value, End of Period	$66.02	$51.77	$45.54	$83.93	$80.26

Total Return[1]	27.74%	14.46%	-40.17%	15.31%	13.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,290	$5,677	$5,026	$8,937	$8,517
Ratio of Total Expenses to
Average Net Assets[2]	0.49%	0.54%	0.44%	0.41%	0.46%
Ratio of Net Investment Income to
Average Net Assets	0.19%	0.38%	0.40%	0.44%	0.36%
Portfolio Turnover Rate	82%	95%	112%	90%	96%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.04%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$48.21	$42.45	$78.25	$74.82	$71.47
Investment Operations
Net Investment Income	.206	.246	.385	.478	.422
Net Realized and Unrealized Gain (Loss)
on Investments	13.259	5.881	(29.442)	10.299	9.050
Total from Investment Operations	13.465	6.127	(29.057)	10.777	9.472
Distributions
Dividends from Net Investment Income	(.175)	(.367)	(.427)	(.437)	(.346)
Distributions from Realized Capital Gains	—	—	(6.316)	(6.910)	(5.776)
Total Distributions	(.175)	(.367)	(6.743)	(7.347)	(6.122)
Net Asset Value, End of Period	$61.50	$48.21	$42.45	$78.25	$74.82

Total Return	27.98%	14.66%	-40.07%	15.53%	13.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,864	$2,252	$2,023	$3,652	$3,264
Ratio of Total Expenses to
Average Net Assets[1]	0.32%	0.34%	0.26%	0.23%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.36%	0.58%	0.58%	0.62%	0.54%
Portfolio Turnover Rate	82%	95%	112%	90%	96%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.02%), (0.04%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, Kalmar Investment Advisers, Chartwell Investment Partners, L.P., and Century Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP, and Chartwell Investment Partners, L.P., are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee for Century Capital Management, LLC, is subject to quarterly adjustments based on performance since October 31, 2008, relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index. Until August 2010, a portion of the fund was managed by AXA Rosenberg Investment Management LLC. The basic fee paid to AXA Rosenberg Investment Management LLC was subject to quarterly adjustments based on performance since July 31, 2007, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $374,000 for the year ended October 31, 2010.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $1,184,000 (0.01%) based on performance.

Explorer Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $1,592,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2010, these arrangements reduced the fund’s expenses by $347,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,840,589	13,715	—
Temporary Cash Investments	393,493	42,672	—
Futures Contracts—Assets[1]	593	—	—
Total	9,234,675	56,387	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2010	921	64,673	2,854
E-mini S&P MidCap 400 Index	December 2010	278	23,004	1,344
S&P MidCap 400 Index	December 2010	31	12,826	831

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Explorer Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2010, the fund realized net foreign currency losses of $185,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at October 31, 2010, the fund had $14,875,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,533,525,000 to offset future net capital gains of $88,551,000 through October 31, 2016, and $1,444,974,000 through October 31, 2017.

At October 31, 2010, the cost of investment securities for tax purposes was $7,611,016,000. Net unrealized appreciation of investment securities for tax purposes was $1,679,453,000, consisting of unrealized gains of $1,974,631,000 on securities that had risen in value since their purchase and $295,178,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2010, the fund purchased $6,824,114,000 of investment securities and sold $7,649,492,000 of investment securities, other than temporary cash investments.

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2009		Proceeds from		Oct. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
ABIOMED Inc.	NA1	18,923	—	—	20,101
Beacon Roofing Supply Inc.	NA1	38,427	8,691	—	38,932
Sourcefire Inc.	NA2	64,286	30,683	—	NA2
Verigy Ltd.	NA2	15,775	17,458	—	NA2
	—			—	59,033

1 Not applicable—At October 31, 2009, the issuer was not an affiliated company of the fund.

2 Not applicable—At October 31, 2009, and October 31, 2010, the issuer was not an affiliated company of the fund, but it was affiliated during the period.

Explorer Fund

J. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	836,502	13,941	834,745	18,954
Issued in Lieu of Cash Distributions	10,536	182	30,644	746
Redeemed	(1,712,468)	(28,532)	(915,199)	(20,390)
Net Increase (Decrease)—Investor Shares	(865,430)	(14,409)	(49,810)	(690)
Admiral Shares
Issued	578,617	10,179	411,846	10,050
Issued in Lieu of Cash Distributions	7,302	135	15,592	408
Redeemed	(572,577)	(10,460)	(460,778)	(11,416)
Net Increase (Decrease)—Admiral Shares	13,342	(146)	(33,340)	(958)

K. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets--investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 14, 2010

Special 2010 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $18,633,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.74%	2.76%	3.58%
Returns After Taxes on Distributions	27.71	1.71	2.37
Returns After Taxes on Distributions and Sale of Fund Shares	18.07	2.16	2.55

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,021.82	$2.34
Admiral Shares	1,000.00	1,022.44	1.68
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.54	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122010

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (14.5%)
*	O'Reilly Automotive Inc.	1,044,657	61,112
*	WMS Industries Inc.	1,374,959	59,989
*	LKQ Corp.	2,220,820	48,281
*	GameStop Corp. Class A	2,114,815	41,577
	Williams-Sonoma Inc.	1,263,499	40,899
*	DreamWorks Animation SKG Inc. Class A	1,111,200	39,225
	DeVry Inc.	789,395	37,780
*	Life Time Fitness Inc.	1,034,865	37,390
	Cinemark Holdings Inc.	2,086,900	36,625
*	CarMax Inc.	1,142,970	35,421
*	MGM Resorts International	2,781,100	30,397
	Aaron's Inc.	1,462,450	27,582
	Tractor Supply Co.	694,805	27,514
*	Warnaco Group Inc.	507,711	26,965
*	Steven Madden Ltd.	625,782	26,471
*	priceline.com Inc.	65,435	24,657
	Service Corp. International	2,973,040	24,617
	Gentex Corp.	1,230,685	24,589
*	Tenneco Inc.	753,127	24,567
*	Coinstar Inc.	422,250	24,313
	Darden Restaurants Inc.	526,290	24,057
*	Lumber Liquidators Holdings Inc.	968,500	23,321
*	Panera Bread Co. Class A	256,000	22,915
*	Bally Technologies Inc.	533,000	19,231
*	Childrens Place Retail Stores Inc.	428,024	18,859
*	Cheesecake Factory Inc.	619,993	18,054
*	Interpublic Group of Cos. Inc.	1,742,316	18,033
*	TRW Automotive Holdings Corp.	392,489	17,933
*	Fossil Inc.	297,200	17,532
*	Buffalo Wild Wings Inc.	347,400	16,338
*	Pacific Sunwear of California Inc.	2,688,635	16,024
*	DSW Inc. Class A	478,749	15,928
*	Pier 1 Imports Inc.	1,794,252	15,574
	Regis Corp.	721,850	14,762
*	Talbots Inc.	1,462,090	14,299
	Monro Muffler Brake Inc.	299,350	14,291
*	Select Comfort Corp.	1,614,056	13,413
	Foot Locker Inc.	803,800	12,805
	American Eagle Outfitters Inc.	751,150	12,026
*	Penske Automotive Group Inc.	891,300	11,988
*	Jo-Ann Stores Inc.	273,888	11,846
*,^	Liz Claiborne Inc.	1,895,000	11,597
*	Gaylord Entertainment Co.	323,523	10,786
*	Royal Caribbean Cruises Ltd.	257,496	10,181
*	Urban Outfitters Inc.	330,110	10,158
*	Tempur-Pedic International Inc.	289,382	9,984
*	Ulta Salon Cosmetics & Fragrance Inc.	311,606	9,563
	Tiffany & Co.	165,437	8,768
*	K12 Inc.	310,964	8,679
*	Kohl's Corp.	157,313	8,054
*	Group 1 Automotive Inc.	221,834	7,822
	Sotheby's	167,100	7,326
*	ITT Educational Services Inc.	111,200	7,176
*	G-III Apparel Group Ltd.	268,450	7,087
	PF Chang's China Bistro Inc.	141,934	6,518
*	Texas Roadhouse Inc. Class A	417,004	6,405
	Bebe Stores Inc.	913,750	5,994
*	Big Lots Inc.	190,801	5,985
*	Rue21 Inc.	221,100	5,886
	Matthews International Corp. Class A	177,500	5,861
	PetSmart Inc.	154,700	5,790

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

		Market
		Value
	Shares	($000)
* Valassis Communications Inc.	165,014	5,445
Cracker Barrel Old Country Store Inc.	100,800	5,432
* HSN Inc.	177,000	5,299
Ross Stores Inc.	81,298	4,796
* Discovery Communications Inc. Class A	105,850	4,722
* BJ's Restaurants Inc.	136,200	4,515
Finish Line Inc. Class A	288,863	4,420
* JOS A Bank Clothiers Inc.	100,500	4,382
Jarden Corp.	130,886	4,196
Cooper Tire & Rubber Co.	212,743	4,172
* Hanesbrands Inc.	163,350	4,051
* Dress Barn Inc.	165,000	3,785
Polaris Industries Inc.	52,100	3,704
* CEC Entertainment Inc.	109,200	3,625
* True Religion Apparel Inc.	171,010	3,497
^ Strayer Education Inc.	24,800	3,468
Cato Corp. Class A	121,276	3,208
* Domino's Pizza Inc.	205,117	3,044
* Pre-Paid Legal Services Inc.	47,500	2,859
* Wet Seal Inc. Class A	782,000	2,737
* Sinclair Broadcast Group Inc. Class A	333,300	2,663
* Sally Beauty Holdings Inc.	201,958	2,458
* Capella Education Co.	42,000	2,303
* Kirkland's Inc.	160,035	2,152
* Hibbett Sports Inc.	78,875	2,126
Autoliv Inc.	29,200	2,082
* Discovery Communications Inc.	44,375	1,724
* Perry Ellis International Inc.	76,000	1,708
* Belo Corp. Class A	278,200	1,611
* Carter's Inc.	59,685	1,486
* Chipotle Mexican Grill Inc. Class A	6,800	1,429
Brinker International Inc.	77,057	1,429
* Citi Trends Inc.	66,972	1,405
* 99 Cents Only Stores	76,800	1,184
John Wiley & Sons Inc. Class A	25,488	1,100
Hillenbrand Inc.	48,400	1,040
Meredith Corp.	29,800	1,012
* Madison Square Garden Inc. Class A	45,600	948
* Deckers Outdoor Corp.	15,600	906
* Lear Corp.	5,500	486
* Papa John's International Inc.	17,100	442
Weight Watchers International Inc.	12,200	409
Leggett & Platt Inc.	15,600	318
* CROCS Inc.	22,300	311
World Wrestling Entertainment Inc. Class A	20,600	285
* Dorman Products Inc.	7,440	272
* Ballantyne Strong Inc.	29,100	245
* Timberland Co. Class A	10,115	212
* Destination Maternity Corp.	5,600	205
National Presto Industries Inc.	1,625	182
* DineEquity Inc.	3,900	173
Winmark Corp.	3,600	119
* Caribou Coffee Co. Inc.	9,278	98
* Krispy Kreme Doughnuts Inc. Warrants Exp. 03/02/2012	8,183	1
		1,324,701
Consumer Staples (3.0%)
Ruddick Corp.	1,338,260	46,705
Herbalife Ltd.	728,035	46,492
Nu Skin Enterprises Inc. Class A	1,013,100	31,001
Pricesmart Inc.	995,620	29,202
* United Natural Foods Inc.	796,959	28,499
Alberto-Culver Co. Class B	578,400	21,569
* Constellation Brands Inc. Class A	987,850	19,490
* Cott Corp.	1,901,400	15,591

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
*	BJ's Wholesale Club Inc.	288,200	12,027
	Diamond Foods Inc.	181,101	8,005
*	Boston Beer Co. Inc. Class A	101,578	7,272
*	Revlon Inc. Class A	331,796	3,789
	Spartan Stores Inc.	199,620	2,984
	Sanderson Farms Inc.	60,700	2,548
	Vector Group Ltd.	119,070	2,227
	Casey's General Stores Inc.	13,610	564
	B&G Foods Inc. Class A	38,000	466
	Coca-Cola Bottling Co. Consolidated	6,166	329
	Lancaster Colony Corp.	5,202	259
			279,019
Energy (4.3%)
	Core Laboratories NV	452,875	35,220
*	Atwood Oceanics Inc.	957,645	31,133
*	Ultra Petroleum Corp.	596,960	24,565
*	Brigham Exploration Co.	1,097,580	23,148
*	Global Industries Ltd.	3,401,846	19,697
*	Comstock Resources Inc.	859,600	19,212
	Niko Resources Ltd.	200,700	19,131
*	Atlas Energy Inc.	648,300	18,878
*	Alpha Natural Resources Inc.	409,440	18,494
*	Tesco Corp.	1,439,447	18,223
*	Whiting Petroleum Corp.	155,623	15,631
*	Petrohawk Energy Corp.	827,620	14,078
	EXCO Resources Inc.	945,150	14,017
*	Southwestern Energy Co.	397,625	13,460
	SM Energy Co.	317,745	13,244
*	Clean Energy Fuels Corp.	876,020	12,720
	CARBO Ceramics Inc.	121,319	10,163
	Frontier Oil Corp.	755,100	10,005
	Berry Petroleum Co. Class A	287,500	9,835
*	Oceaneering International Inc.	146,270	9,050
*	Rex Energy Corp.	673,162	8,293
*	Forest Oil Corp.	201,200	6,183
*	Venoco Inc.	392,378	6,074
*	Rowan Cos. Inc.	110,800	3,645
	Patterson-UTI Energy Inc.	179,300	3,480
*	McMoRan Exploration Co.	198,000	3,334
*	SandRidge Energy Inc.	600,282	3,284
^	Frontline Ltd.	86,100	2,475
	World Fuel Services Corp.	73,846	2,085
*	Clayton Williams Energy Inc.	17,400	1,039
*	Westmoreland Coal Co.	30,319	322
*	Cloud Peak Energy Inc.	15,500	269
*	Concho Resources Inc.	3,200	220
			390,607
Exchange-Traded Funds (2.0%)
^,2	Vanguard Small-Cap ETF	1,165,083	76,930
^	iShares Russell 2000 Index Fund	864,155	60,759
^,2	Vanguard Small-Cap Growth ETF	713,200	49,860
			187,549
Financials (6.4%)
*	Affiliated Managers Group Inc.	380,320	32,559
*	NASDAQ OMX Group Inc.	1,483,100	31,175
	Cash America International Inc.	851,098	29,984
	Discover Financial Services	1,583,337	27,946
	Comerica Inc.	742,800	26,577
	Waddell & Reed Financial Inc. Class A	875,150	25,441
	Och-Ziff Capital Management Group LLC Class A	1,717,450	25,367
	MFA Financial Inc.	3,163,200	25,021
	SEI Investments Co.	1,088,416	24,108
*	Signature Bank	563,320	23,795

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

		Market
		Value
	Shares	($000)
Jefferies Group Inc.	971,563	23,249
Synovus Financial Corp.	10,055,100	21,719
BR Malls Participacoes SA	2,306,800	21,666
Brown & Brown Inc.	966,900	21,552
Redwood Trust Inc.	1,412,500	20,029
Lazard Ltd. Class A	525,380	19,386
Umpqua Holdings Corp.	1,512,700	16,640
MB Financial Inc.	1,097,175	16,337
* Stifel Financial Corp.	323,400	15,326
PrivateBancorp Inc. Class A	981,200	11,568
* MGIC Investment Corp.	1,267,300	11,178
Evercore Partners Inc. Class A	345,350	10,485
Invesco Ltd.	445,269	10,241
* MSCI Inc. Class A	236,841	8,491
Assured Guaranty Ltd.	390,827	7,445
* Cardtronics Inc.	367,893	6,236
Federated Investors Inc. Class B	235,800	5,874
Greenhill & Co. Inc.	68,105	5,290
* IntercontinentalExchange Inc.	45,500	5,227
* World Acceptance Corp.	114,444	4,938
BOK Financial Corp.	100,127	4,629
* Arch Capital Group Ltd.	53,200	4,596
* Credit Acceptance Corp.	75,483	4,439
Nelnet Inc. Class A	189,983	4,269
* CB Richard Ellis Group Inc. Class A	215,049	3,946
Endurance Specialty Holdings Ltd.	78,520	3,251
Digital Realty Trust Inc.	53,478	3,194
* Strategic Hotels & Resorts Inc.	581,500	2,646
Mid-America Apartment Communities Inc.	43,300	2,643
QC Holdings Inc.	675,485	2,547
PennantPark Investment Corp.	194,105	2,158
Associated Estates Realty Corp.	127,636	1,773
* First Cash Financial Services Inc.	58,300	1,695
Equity Lifestyle Properties Inc.	27,900	1,588
Rayonier Inc.	27,500	1,435
Highwoods Properties Inc.	41,500	1,375
Westamerica Bancorporation	26,905	1,346
Erie Indemnity Co. Class A	21,400	1,224
Acadia Realty Trust	60,500	1,154
* National Financial Partners Corp.	83,600	1,154
* Ezcorp Inc. Class A	47,100	1,012
Universal Health Realty Income Trust	11,300	420
Potlatch Corp.	11,500	391
Getty Realty Corp.	11,177	319
Bank of the Ozarks Inc.	5,300	201
Jones Lang LaSalle Inc.	1,900	148
		588,403
Health Care (17.5%)
* Bruker Corp.	4,825,343	72,332
Cooper Cos. Inc.	1,265,010	62,416
* Mettler-Toledo International Inc.	395,504	51,637
* ResMed Inc.	1,440,450	45,907
* Coventry Health Care Inc.	1,939,501	45,423
* Nektar Therapeutics	3,095,206	45,097
* Seattle Genetics Inc.	2,688,254	44,060
* Regeneron Pharmaceuticals Inc.	1,491,700	38,904
* Health Management Associates Inc. Class A	4,459,300	35,719
DENTSPLY International Inc.	1,134,100	35,599
* Varian Medical Systems Inc.	556,857	35,205
* Henry Schein Inc.	569,800	31,994
* Bio-Rad Laboratories Inc. Class A	348,010	31,537
* Volcano Corp.	1,186,240	28,968
* ICON plc ADR	1,472,095	28,485
* Cubist Pharmaceuticals Inc.	1,220,400	28,411

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
*	QIAGEN NV	1,492,500	28,074
*	Parexel International Corp.	1,239,700	26,654
*	Alexion Pharmaceuticals Inc.	382,887	26,151
*	BioMarin Pharmaceutical Inc.	994,800	26,024
*	Alkermes Inc.	2,054,300	23,768
	Pharmaceutical Product Development Inc.	916,850	23,664
*	Edwards Lifesciences Corp.	368,800	23,570
	West Pharmaceutical Services Inc.	631,063	22,523
*	Watson Pharmaceuticals Inc.	464,800	21,683
*	Cephalon Inc.	325,300	21,613
*	Align Technology Inc.	1,268,200	21,597
*	Elan Corp. plc ADR	3,860,300	21,039
*	Martek Biosciences Corp.	953,850	20,937
*	SXC Health Solutions Corp.	536,445	20,900
*	Sun Healthcare Group Inc.	2,155,300	20,497
*	Par Pharmaceutical Cos. Inc.	621,200	20,195
*	Brookdale Senior Living Inc.	1,074,900	20,187
*,3	ABIOMED Inc.	1,949,700	20,101
	PerkinElmer Inc.	846,700	19,855
*	Onyx Pharmaceuticals Inc.	721,550	19,359
*	Incyte Corp. Ltd.	988,775	16,473
*	Kindred Healthcare Inc.	1,185,544	16,266
	Lincare Holdings Inc.	618,875	16,227
*	MWI Veterinary Supply Inc.	267,593	15,306
*	IPC The Hospitalist Co. Inc.	461,150	14,771
*	Covance Inc.	310,857	14,607
*	Targacept Inc.	572,958	14,186
	Perrigo Co.	213,350	14,055
*	NxStage Medical Inc.	683,850	13,786
	Hikma Pharmaceuticals plc	1,087,784	13,715
*	Allscripts Healthcare Solutions Inc.	707,030	13,497
	Quality Systems Inc.	203,750	13,093
*	Luminex Corp.	700,400	12,614
*	Exelixis Inc.	2,793,900	12,461
	Warner Chilcott plc Class A	498,400	11,982
*	Amylin Pharmaceuticals Inc.	914,100	11,911
*	Salix Pharmaceuticals Ltd.	312,395	11,818
*,^	Cadence Pharmaceuticals Inc.	1,324,519	11,762
*	Momenta Pharmaceuticals Inc.	702,800	11,744
*	Isis Pharmaceuticals Inc.	1,261,549	11,531
	Patterson Cos. Inc.	415,800	11,497
*	Healthspring Inc.	388,600	11,343
*	Sirona Dental Systems Inc.	286,775	10,797
*	Ardea Biosciences Inc.	479,400	10,221
*	United Therapeutics Corp.	169,462	10,168
*	XenoPort Inc.	1,263,600	9,793
*	Express Scripts Inc.	178,173	8,645
*	Orthovita Inc.	3,608,803	7,867
*	American Medical Systems Holdings Inc.	381,237	7,701
	Medicis Pharmaceutical Corp. Class A	249,375	7,419
*	Life Technologies Corp.	145,855	7,319
*	Cepheid Inc.	345,800	7,276
*	Mylan Inc.	327,500	6,655
*	Immunogen Inc.	790,300	6,496
	STERIS Corp.	176,200	6,030
*	Dionex Corp.	67,000	5,978
*	Catalyst Health Solutions Inc.	151,521	5,735
*	Community Health Systems Inc.	180,100	5,417
*	Impax Laboratories Inc.	266,000	5,011
*	Arthrocare Corp.	174,400	4,758
	Chemed Corp.	79,300	4,674
	Invacare Corp.	172,300	4,652
*	Healthsouth Corp.	251,865	4,556
*	Corvel Corp.	101,059	4,527

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
	AmerisourceBergen Corp. Class A	128,725	4,225
*	Durect Corp.	1,545,600	4,127
*,^	Arena Pharmaceuticals Inc.	1,888,146	3,115
*	Intuitive Surgical Inc.	11,125	2,925
*	Gentiva Health Services Inc.	97,332	2,266
*	Hi-Tech Pharmacal Co. Inc.	101,300	2,191
*	Neurocrine Biosciences Inc.	269,100	2,190
*	AMERIGROUP Corp.	51,000	2,128
*	Medicines Co.	128,900	1,646
*	Human Genome Sciences Inc.	61,150	1,644
*	Medidata Solutions Inc.	85,475	1,592
	Masimo Corp.	52,525	1,585
*	Nabi Biopharmaceuticals	317,600	1,559
*	Micromet Inc.	201,583	1,510
*	Questcor Pharmaceuticals Inc.	117,909	1,447
*	Savient Pharmaceuticals Inc.	103,024	1,279
	Hill-Rom Holdings Inc.	32,100	1,244
*	MedAssets Inc.	51,603	957
*	Furiex Pharmaceuticals Inc.	76,404	879
*	Array Biopharma Inc.	250,350	811
*	Continucare Corp.	137,064	617
*	ExamWorks Group Inc.	35,475	603
*	Ariad Pharmaceuticals Inc.	157,300	579
*	Bio-Reference Labs Inc.	23,460	506
	Atrion Corp.	2,955	481
*	Caliper Life Sciences Inc.	102,300	460
*	Genomic Health Inc.	27,900	395
*	Enzon Pharmaceuticals Inc.	15,300	172
*	Providence Service Corp.	8,634	142
			1,599,700
Industrials (16.9%)
	Kennametal Inc.	2,424,655	82,778
	MSC Industrial Direct Co. Class A	832,805	47,420
*	Genesee & Wyoming Inc. Class A	960,130	44,387
*,3	Beacon Roofing Supply Inc.	2,637,676	38,932
*	Stericycle Inc.	530,255	38,040
	Watsco Inc.	678,810	37,993
	AMETEK Inc.	655,565	35,433
	Flowserve Corp.	324,320	32,432
*	IHS Inc. Class A	439,055	31,717
*	Kansas City Southern	717,000	31,419
*	ArvinMeritor Inc.	1,874,650	31,082
*	JetBlue Airways Corp.	4,408,230	30,769
	Knight Transportation Inc.	1,701,625	30,408
*	EnerSys	1,132,140	29,843
*	GeoEye Inc.	653,320	28,922
*	AerCap Holdings NV	2,165,976	27,963
*	Chicago Bridge & Iron Co. NV	1,107,725	27,926
*	DigitalGlobe Inc.	814,390	26,590
	Lennox International Inc.	640,900	26,283
*	Kforce Inc.	1,693,477	25,419
*	BE Aerospace Inc.	660,955	24,297
*	US Airways Group Inc.	2,022,100	23,841
*	Teledyne Technologies Inc.	560,500	23,300
	Applied Industrial Technologies Inc.	765,750	23,286
	Con-way Inc.	688,700	22,734
*	RBC Bearings Inc.	680,494	22,674
	UTi Worldwide Inc.	1,152,235	22,146
*	Atlas Air Worldwide Holdings Inc.	416,655	21,774
	Triumph Group Inc.	257,800	21,549
	Trinity Industries Inc.	911,100	20,709
*	Middleby Corp.	276,045	20,610
*	Corrections Corp. of America	799,244	20,517
*	Advisory Board Co.	435,923	20,406

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
	Belden Inc.	702,430	19,598
	Gardner Denver Inc.	330,500	19,109
*	EnerNOC Inc.	608,720	18,304
*	II-VI Inc.	428,600	16,861
*	United Stationers Inc.	289,800	16,287
	Acuity Brands Inc.	319,100	15,977
	Woodward Governor Co.	495,800	15,538
	Landstar System Inc.	396,530	14,917
*	Ladish Co. Inc.	458,500	14,667
	Manpower Inc.	257,000	14,066
*	Huron Consulting Group Inc.	696,500	13,867
	Donaldson Co. Inc.	283,473	13,811
*	TrueBlue Inc.	940,830	13,219
*	Sensata Technologies Holding NV	561,200	12,992
	Robert Half International Inc.	472,089	12,798
*	AGCO Corp.	289,400	12,291
	Healthcare Services Group Inc.	511,170	12,283
*,^	A123 Systems Inc.	1,245,300	12,104
*	United Continental Holdings Inc.	412,300	11,973
*	Polypore International Inc.	343,750	11,437
	McGrath Rentcorp	374,593	9,481
*	General Cable Corp.	336,100	9,391
	Equifax Inc.	281,430	9,324
	Goodrich Corp.	110,921	9,103
	Baldor Electric Co.	204,325	8,586
*	RailAmerica Inc.	730,745	8,477
*	American Superconductor Corp.	251,850	8,475
*	LaBarge Inc.	619,822	7,866
*	Chart Industries Inc.	323,855	7,546
*	Exponent Inc.	229,572	7,328
*	EMCOR Group Inc.	275,000	7,109
	Nordson Corp.	87,500	6,827
	Timken Co.	163,800	6,785
	CH Robinson Worldwide Inc.	92,625	6,528
	Waste Connections Inc.	155,900	6,351
	Ingersoll-Rand plc	160,775	6,320
*	Alliant Techsystems Inc.	81,816	6,238
	Toro Co.	104,550	5,934
	Hubbell Inc. Class B	107,300	5,796
	Deluxe Corp.	276,700	5,656
*	Owens Corning	206,285	5,578
*	Babcock & Wilcox Co.	240,346	5,485
*	Navistar International Corp.	113,500	5,468
*	Korn/Ferry International	300,000	5,289
	Cubic Corp.	113,030	4,925
*	Alaska Air Group Inc.	92,180	4,867
	WW Grainger Inc.	37,600	4,664
	KBR Inc.	177,600	4,511
*	Oshkosh Corp.	152,200	4,491
	Towers Watson & Co. Class A	87,300	4,489
*	Flow International Corp.	1,680,618	4,437
	Textainer Group Holdings Ltd.	163,600	4,250
*	HUB Group Inc. Class A	130,225	4,228
	Heartland Express Inc.	274,570	4,094
*	Consolidated Graphics Inc.	80,600	3,752
	TAL International Group Inc.	132,500	3,713
	Watts Water Technologies Inc. Class A	82,500	2,902
*	Sauer-Danfoss Inc.	128,202	2,835
	Allegiant Travel Co. Class A	53,382	2,514
	Rollins Inc.	95,700	2,493
*	Thomas & Betts Corp.	50,699	2,208
	Robbins & Myers Inc.	75,725	2,198
	Corporate Executive Board Co.	69,475	2,170
	Copa Holdings SA Class A	41,697	2,115

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
*	M&F Worldwide Corp.	75,700	2,035
*	Trimas Corp.	124,732	1,974
*	WESCO International Inc.	45,000	1,927
	Standex International Corp.	68,300	1,839
*	Altra Holdings Inc.	104,740	1,550
	ABM Industries Inc.	63,761	1,438
	Resources Connection Inc.	83,937	1,359
*	Pacer International Inc.	200,700	1,118
*	DXP Enterprises Inc.	57,700	1,099
*	Blount International Inc.	73,200	1,098
*	KAR Auction Services Inc.	62,000	799
*	Thermadyne Holdings Corp.	50,600	763
*	GrafTech International Ltd.	42,940	707
	Regal-Beloit Corp.	9,100	525
*	WABCO Holdings Inc.	9,740	452
	Raven Industries Inc.	10,430	429
	Vicor Corp.	16,000	285
*	Hawk Corp. Class A	5,000	249
	Bowne & Co. Inc.	17,200	195
*	Colfax Corp.	9,900	159
	Great Lakes Dredge & Dock Corp.	25,300	157
*	Copart Inc.	4,600	156
			1,548,808
Information Technology (26.1%)
*	TiVo Inc.	5,805,460	64,673
	Sapient Corp.	4,512,947	59,390
*	MICROS Systems Inc.	1,297,555	58,896
*	Rovi Corp.	1,151,635	58,330
*,^	Alliance Data Systems Corp.	918,861	55,793
*	VeriFone Systems Inc.	1,509,665	51,072
*	Netlogic Microsystems Inc.	1,650,518	49,615
*	Microsemi Corp.	2,435,885	48,718
*	Ariba Inc.	2,554,496	47,973
*	Polycom Inc.	1,414,180	47,771
*	Teradyne Inc.	4,175,583	46,934
*	Informatica Corp.	1,085,936	44,187
*	Trimble Navigation Ltd.	1,113,280	39,900
*	NICE Systems Ltd. ADR	1,180,946	39,550
*	Atmel Corp.	4,349,345	38,535
*	Parametric Technology Corp.	1,768,735	37,975
*	Compellent Technologies Inc.	1,455,220	36,773
*	WebMD Health Corp.	681,241	35,615
*	PMC - Sierra Inc.	4,411,060	33,921
	Factset Research Systems Inc.	385,300	33,822
*	Sourcefire Inc.	1,398,388	32,988
*	Acme Packet Inc.	823,428	32,567
*	ON Semiconductor Corp.	4,178,960	32,053
*	Acxiom Corp.	1,791,858	31,447
*	F5 Networks Inc.	258,989	30,483
*	IAC/InterActiveCorp	934,800	26,081
*	Ingram Micro Inc.	1,472,753	26,009
*	SuccessFactors Inc.	955,168	25,904
*	Quest Software Inc.	930,100	24,341
	Maxim Integrated Products Inc.	1,110,800	24,060
*	Concur Technologies Inc.	462,710	23,885
*	Gartner Inc.	751,427	23,813
*	Blue Coat Systems Inc.	879,384	23,717
*	Netezza Corp.	875,070	23,592
*	Cadence Design Systems Inc.	2,731,750	23,138
*	Littelfuse Inc.	544,550	23,105
*	MKS Instruments Inc.	1,115,800	23,041
	Jabil Circuit Inc.	1,490,480	22,864
*	Avago Technologies Ltd.	895,100	22,091
*	Euronet Worldwide Inc.	1,220,530	22,043

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
*	j2 Global Communications Inc.	835,850	22,025
*	Verigy Ltd.	2,396,020	21,948
*	Progress Software Corp.	586,900	21,932
*	VeriSign Inc.	627,300	21,799
	ADTRAN Inc.	665,635	21,480
	Power Integrations Inc.	628,260	21,461
*	Cymer Inc.	576,040	21,285
*	FEI Co.	969,095	21,088
*	Celestica Inc.	2,486,900	20,940
*	Atheros Communications Inc.	663,890	20,607
*	Convergys Corp.	1,796,100	20,332
*	Salesforce.com Inc.	174,840	20,294
	Syntel Inc.	415,257	20,289
*	ValueClick Inc.	1,463,600	20,139
*	SunPower Corp. Class B	1,445,236	19,077
*	Nuance Communications Inc.	1,163,280	18,275
*	RF Micro Devices Inc.	2,494,160	18,182
*	QLogic Corp.	982,300	17,259
*	RightNow Technologies Inc.	657,750	17,180
*	Fortinet Inc.	539,700	16,191
*	Finisar Corp.	951,200	16,180
*	Varian Semiconductor Equipment Associates Inc.	470,430	15,369
*	Digital River Inc.	393,430	14,659
	Comtech Telecommunications Corp.	472,900	14,575
*	Hollysys Automation Technologies Ltd.	1,151,700	14,558
*	Hittite Microwave Corp.	279,350	14,434
*	CommVault Systems Inc.	497,700	14,398
*,^	Ciena Corp.	1,028,200	14,282
	Black Box Corp.	397,700	13,204
*	S1 Corp.	2,087,700	12,150
*	Red Hat Inc.	277,500	11,727
	iGate Corp.	567,639	11,603
	Amphenol Corp. Class A	230,750	11,568
	Solera Holdings Inc.	237,877	11,430
*	Mellanox Technologies Ltd.	488,800	11,252
*	LoopNet Inc.	1,024,350	10,807
*	NetApp Inc.	201,289	10,719
*	FLIR Systems Inc.	371,140	10,333
*	Intuit Inc.	202,425	9,716
*	Cognizant Technology Solutions Corp. Class A	149,014	9,714
*	Advanced Energy Industries Inc.	648,200	9,308
*	Marvell Technology Group Ltd.	458,046	8,845
*	Aruba Networks Inc.	396,914	8,696
*,^	Blackboard Inc.	206,294	8,611
*	Cypress Semiconductor Corp.	599,584	8,454
*	Advent Software Inc.	152,364	8,185
*	Silicon Laboratories Inc.	204,320	8,152
	Pegasystems Inc.	299,650	8,106
*	Plexus Corp.	256,900	7,797
*	LSI Corp.	1,341,900	7,032
*	VanceInfo Technologies Inc. ADR	193,221	7,027
*,^	Rackspace Hosting Inc.	280,375	6,998
	National Semiconductor Corp.	510,400	6,993
*	Diodes Inc.	317,775	6,985
*	Skyworks Solutions Inc.	297,950	6,826
*	GSI Commerce Inc.	233,443	5,701
*	Radiant Systems Inc.	286,636	5,592
*	Isilon Systems Inc.	194,500	5,537
*,^	Veeco Instruments Inc.	132,000	5,524
^	VirnetX Holding Corp.	296,400	5,498
*	Aviat Networks Inc.	1,199,735	5,459
*	SolarWinds Inc.	292,400	5,307
*	Coherent Inc.	125,000	5,245
	MAXIMUS Inc.	82,500	5,002

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
*	Websense Inc.	235,300	4,734
	Anixter International Inc.	86,600	4,650
*	Oclaro Inc.	531,678	4,471
*	DealerTrack Holdings Inc.	220,000	4,250
*	Lattice Semiconductor Corp.	850,400	4,133
*	Riverbed Technology Inc.	70,960	4,083
*	PROS Holdings Inc.	390,700	4,063
*	Electronic Arts Inc.	250,000	3,963
*	Brightpoint Inc.	511,944	3,834
	Intersil Corp. Class A	279,685	3,661
*,^	Constant Contact Inc.	156,569	3,601
*	OSI Systems Inc.	96,200	3,463
*	Manhattan Associates Inc.	111,400	3,429
*	Ancestry.com Inc.	117,153	3,124
	Plantronics Inc.	83,200	2,985
*	Novellus Systems Inc.	102,000	2,979
*	JDS Uniphase Corp.	276,000	2,901
*	Silicon Motion Technology Corp. ADR	509,200	2,750
*	Mantech International Corp. Class A	66,711	2,616
*	Insight Enterprises Inc.	167,300	2,530
	Opnet Technologies Inc.	124,400	2,452
*	Netgear Inc.	72,900	2,246
*	Netscout Systems Inc.	95,615	2,244
*	Mentor Graphics Corp.	206,400	2,229
*	Advanced Micro Devices Inc.	288,661	2,116
*	TIBCO Software Inc.	108,800	2,091
*	Xyratex Ltd.	119,800	1,855
	Global Payments Inc.	43,400	1,691
*	Sanmina-SCI Corp.	120,100	1,583
*	Monolithic Power Systems Inc.	97,500	1,567
*,^	Power-One Inc.	143,000	1,489
*	Silicon Image Inc.	241,400	1,485
*	Nova Measuring Instruments Ltd.	250,000	1,480
*	InterDigital Inc.	43,100	1,447
	Lender Processing Services Inc.	48,100	1,387
*	Mercury Computer Systems Inc.	80,500	1,275
*,^	Synaptics Inc.	45,631	1,229
*	DemandTec Inc.	112,402	1,189
*	Interactive Intelligence Inc.	47,416	1,172
*	Hypercom Corp.	194,500	1,159
*	Ulticom Inc.	125,780	1,067
*	Applied Micro Circuits Corp.	95,545	962
*	Kulicke & Soffa Industries Inc.	142,130	884
	Richardson Electronics Ltd.	77,400	837
*	Extreme Networks	248,700	793
*	ADC Telecommunications Inc.	60,500	768
*	Epicor Software Corp.	77,900	732
*	Cirrus Logic Inc.	55,965	719
*	Radisys Corp.	73,100	714
*	CSG Systems International Inc.	36,000	700
*	Saba Software Inc.	106,576	635
*	Ceragon Networks Ltd.	50,000	553
	Heartland Payment Systems Inc.	36,300	518
*	Itron Inc.	8,400	510
*	MIPS Technologies Inc. Class A	33,920	499
*	TriQuint Semiconductor Inc.	47,700	491
*	Zygo Corp.	41,604	445
	DST Systems Inc.	9,200	398
	Blackbaud Inc.	15,300	388
*	Magma Design Automation Inc.	86,600	372
*	Vocus Inc.	15,050	333
	Broadridge Financial Solutions Inc.	14,200	312
*	Unisys Corp.	11,730	270
*	Lionbridge Technologies Inc.	42,800	214

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

			Market
			Value
		Shares	($000)
			2,387,726
Materials (4.1%)
	Sensient Technologies Corp.	1,640,300	52,998
	Albemarle Corp.	866,370	43,431
	Silgan Holdings Inc.	1,059,800	35,768
*	Fronteer Gold Inc.	3,222,895	25,590
*	Titanium Metals Corp.	1,220,123	23,988
	Aptargroup Inc.	504,720	22,652
	Steel Dynamics Inc.	1,365,300	19,824
	Olin Corp.	971,800	19,426
	Arch Chemicals Inc.	467,399	16,597
*	OM Group Inc.	320,150	10,652
	Schnitzer Steel Industries Inc.	199,450	10,310
	Balchem Corp.	291,500	8,908
*,^	STR Holdings Inc.	358,300	8,904
*	Solutia Inc.	438,450	7,940
	Greif Inc. Class A	133,029	7,814
	Walter Energy Inc.	77,766	6,840
	International Flavors & Fragrances Inc.	131,600	6,601
	Schweitzer-Mauduit International Inc.	91,025	5,842
	Ball Corp.	87,400	5,625
	NewMarket Corp.	45,800	5,428
	Ashland Inc.	94,600	4,884
*	Clearwater Paper Corp.	60,249	4,865
	Lubrizol Corp.	41,600	4,264
*	Crown Holdings Inc.	102,633	3,304
	Stepan Co.	45,498	3,068
*	Pactiv Corp.	88,570	2,939
*	PolyOne Corp.	184,600	2,385
	Valspar Corp.	62,800	2,016
	Airgas Inc.	4,000	284
	Neenah Paper Inc.	8,000	123
			373,270
Telecommunication Services (1.2%)
*	tw telecom inc Class A	1,536,400	28,270
*	SBA Communications Corp. Class A	610,342	23,962
*	MetroPCS Communications Inc.	2,091,000	21,767
*	Clearwire Corp. Class A	2,537,410	17,990
*	Vonage Holdings Corp.	5,062,865	12,910
	Consolidated Communications Holdings Inc.	200,200	3,708
	Frontier Communications Corp.	319,100	2,802
	USA Mobility Inc.	117,366	1,975
			113,384
Utilities (0.7%)
	ITC Holdings Corp.	430,800	26,973
	UGI Corp.	809,100	24,346
	Ormat Technologies Inc.	291,580	8,313
	Integrys Energy Group Inc.	28,300	1,505
			61,137
Total Common Stocks (Cost $7,141,277)			8,854,304

11

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2010

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.3%)
4,5	Vanguard Market Liquidity Fund	0.237%		393,493,446	393,493

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.1%)
	Deutsche Bank Securities, Inc.
	(Dated 10/29/10, Repurchase Value $9,700,000,
	collateralized by Federal National Mortgage Assn.,
	7.000%, 10/1/38)	0.220%	11/1/10	9,700	9,700

U.S. Government and Agency Obligations (0.4%)
6,7	Fannie Mae Discount Notes	0.281%	3/31/11	30,000	29,974
6,7	Freddie Mac Discount Notes	0.296%	3/31/11	3,000	2,998

					32,972
Total Temporary Cash Investments (Cost $436,155)					436,165
Total Investments (101.5%) (Cost $7,577,432)					9,290,469
Other Assets and Liabilities—Net (-1.5%)[5]					(137,150)
Net Assets (100%)					9,153,319

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $115,387,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.8% and 3.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $118,966,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $32,972,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

12

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Explorer Fund (the "Fund") as of October 31, 2010 and for the year then ended and have issued our unqualified report thereon dated December 14, 2010. Our audit included audit of the Fund's schedule of investments as of October 31, 2010. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on this schedule of investments based on our audits.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
December 14, 2010

13

© 2010 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 240_122010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2010: $37,000
Fiscal Year Ended October 31, 2009: $34,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2010: $3,607,060
Fiscal Year Ended October 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2010: $791,350
Fiscal Year Ended October 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2010: $336,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2010: $16,000
Fiscal Year Ended October 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2010: $352,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

VANGUARD EXPLORER FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 20, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.